Exhibit 99.1

                     CERTIFICATION OF PRESIDENT
             AS ADOPTED PURSUANT TO SECTION 906
               OF THE SARBANES-OXLEY ACT OF 2002


       In connection with the accompanying Form 10-K of Dover Investments Corporation for the fiscal year ended December 31,
2002,  I,   Frederick M. Weissberg, Chairman of the Board and
President of Dover Investments Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) such Form 10-K for the fiscal year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Form 10-K for the fiscal year ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of Dover Investments Corporation.



Date: March 25, 2003           By: /s/ Frederick M. Weissberg
                                                        Frederick M. Weissberg
                                                        Chairman of the Board
                                                        and President